                                                                    CONFIDENTIAL
                                                                       TREATMENT
                                                                         REQUEST

                                                                    Exhibit 10.2

                           EXCLUSIVE LICENSE AGREEMENT




                                     BETWEEN




                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA




                                       AND




                            CANDELA LASER CORPORATION




                                       FOR




                    DYNAMIC SKIN COOLING METHOD AND APPARATUS




                             U.C. CASE NO. 93-364-1

                                TABLE OF CONTENTS


                                                                                          PAGE

ARTICLE NO.       TITLE

RECITALS.....................................................................................1
   1. DEFINITIONS............................................................................3
   2. LIFE OF PARENT EXCLUSIVE GRANT.........................................................5
   3. LICENSE ISSUE FEE......................................................................7
   4. ROYALTIES..............................................................................8
   5. DUE DILIGENCE.........................................................................11
   6. PROGRESS AND ROYALTY REPORTS..........................................................12
   7. BOOKS AND RECORDS.....................................................................14
   8. LIFE OF THE AGREEMENT.................................................................14
   9. TERMINATION BY THE REGENTS............................................................15
   10. TERMINATION BY LICENSEE..............................................................16
   11. DISPOSITION OF PATENT PRODUCTS ON HAND UPON TERMINATION..............................16
   12. USE OF NAMES AND TRADEMARKS..........................................................16
   13. LIMITED WARRANTY.....................................................................17
   14. PATENT PROSECUTION AND MAINTENANCE...................................................18
   15. PATENT MARKING.......................................................................21
   16. PATENT INFRINGEMENT..................................................................21
   17. INDEMNIFICATION......................................................................23
   18. NOTICES..............................................................................25
   19. ASSIGNABILITY........................................................................25
   20. LATE PAYMENTS........................................................................26
   21. WAIVER...............................................................................26
   22. FAILURE TO PERFORM...................................................................26
   23. FOREIGN GOVERNMENT APPROVAL OR REGISTRATION..........................................26
   24. EXPORT CONTROL LAWS..................................................................27
   25. FORCE MAJEURE........................................................................27
   26. CONFIDENTIALITY......................................................................27
   27. MISCELLANEOUS........................................................................29

U.C. Case No. 93-364-1
Draft date: 08/22/94
Revised: 12/19/94


                           EXCLUSIVE LICENSE AGREEMENT
                                       for
                    DYNAMIC SKIN COOLING METHOD AND APPARATUS



         THIS LICENSE AGREEMENT (the Agreement) is effective this 19th day of December, 1994, by and between The Regents of the University of California (The Regents), a California corporation, having its statewide administrative offices at 300 Lakeside Drive, 22nd Floor, Oakland, California 94612-3550 and Candela Laser Corporation (Licensee), a Delaware corporation, having a principal place of business at 530 Boston Post Road, Wayland, MA 01778-1886.

                                    RECITALS

         WHEREAS, certain Inventions, characterized as "Method and Apparatus for the Dynamic Cooling of Biological Tissue Treated via Thermal Mediated Surgery" (Invention), were made at the University of California, Irvine, by Drs. J. Stuart Nelson, Thomas E. Milner, and Lars 0. Svaasand, and are claimed in Regents' Patent Rights defined below;

         WHEREAS, Licensee entered into a Non-Disclosure Agreement, having U.C. Agreement Control No. 94-20-0029 and effective January 10, 1994, that allowed Licensee to evaluate its interest in taking a license to the Invention;

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         WHEREAS, Licensee entered into a [CONFIDENTIAL TREATMENT REQUESTED]*, having U.C. Agreement Control No. 94-30-0201 and [CONFIDENTIAL TREATMENT REQUESTED]*, that allowed Licensee to [CONFIDENTIAL TREATMENT REQUESTED]* with The Regents for [CONFIDENTIAL TREATMENT REQUESTED]* to the Invention;

         WHEREAS, the Invention was made under funding provided in part by the U.S. Department of Health and Human Services (DHHS);

         WHEREAS, under 35 USC ss.ss.200-212, The Regents may elect to retain title to any Invention (including the Invention) made by it under U.S. Government funding;

         WHEREAS, if The Regents elects to retain title to the Invention, then the law requires that The Regents grant to the U.S. Government a nontransferable, paid-up, nonexclusive, irrevocable license to use the Invention by or on behalf of the U.S. Government throughout the world;

         WHEREAS, The Regents elected on August 24, 1994, to retain title to the Invention and granted the required licenses to the U.S. Government;

         WHEREAS, both parties recognize that royalties due under this Agreement will be paid on pending patent applications and issued patents;

         WHEREAS, Licensee requested certain rights from The Regents to commercialize the Invention; and

         WHEREAS, The Regents responded to the Licensee's requests by granting the following rights to Licensee so that the products and other benefits derived from the Invention can be enjoyed by the general public. The parties agree as follows:

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         The Parties agree as follows:


                                 1. DEFINITIONS

         As used in this Agreement, the following terms shall have the meaning set forth below:

         1.1 "Regents' Patent Rights" means all U.S. patents and patent applications and foreign patents and patent applications assigned to The Regents and requested under Paragraph 14.4 herein, including any reissues, extensions, substitutions, continuations, divisions and continuations-in-part (only to the extent, however, that claims in the continuations-in-part are entitled to the priority filing date of the parent patent application) based on and including any subject matter claimed in or covered by any of the following: U.S. Patent Application Serial Number 08/222,976 entitled "Apparatus and Method for Dynamic Cooling of Biological Tissues for Thermal Mediated Surgery"; filed April 5, 1994; and assigned to The Regents.

         1.2 "Patent Products" means any kit, composition of matter, material, or product whose manufacture, use, or sale in a particular country would infringe, but for the license granted to Licensee pursuant to this Agreement, an unexpired claim of a patent or pending claim of a patent application under Regents' Patent Rights in that country in which such patent has issued or application is pending; any kit, composition of matter, material, or product to be used in a manner requiring the performance of the Patent Method; or any it, composition of matter, material, or product produced by the Patent Method. This definition of Patent Products also includes a service either used by Licensee or provided by Licensee to its customers when such service requires the practice of the Patent Method.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         1.3 "Field of Use" means use only in conjunction with a laser that Licensee has the legal right to manufacture, sell, or upgrade for use in dermatology and plastic surgery procedures which do not involve the shrinking or removal of collagen and not in conjunction with any other type laser.

         1,4. "Patent Method" means any process or method the use or practice of which would constitute in a particular country, but for the license granted to Licensee pursuant to this Agreement, an infringement of an unexpired claim of a patent or pending claim of a patent application within Regents' Patent Rights in that country in which the Patent Method is used or practiced.

         1.5 "Net Sales" means the gross invoice prices from the sale of Patent Products by Licensee, an Affiliate, or a Joint Venture to independent third parties for cash or other forms of consideration in accordance with Generally Acceptable Accounting Principles limited to the following deductions (if not already deducted from the gross invoice price and at rates customary within the industry): (i) allowances (actually paid and limited to rejections, returns, and prompt payment and volume discounts granted to customers of Patent Products, whether in cash or Patent Products in lieu of cash), (ii) freight, transport packing, insurance charges associated with transportation, and (iii) taxes, tariff, or import/export duties based on sales when included in gross sales, but not value-added taxes or taxes assessed on income derived from such sales. Where Licensee distributes Patent Products for end use to itself, an Affiliate, or a Joint Venture, then such distribution shall be considered a sale at list price normally charged to independent third parties, and The

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Regents shall be entitled to collect a royalty on such sale in accordance with
Article 4 (ROYALTIES).

         1.6 "Affiliate(s)" of Licensee means any entity which, directly or indirectly, controls Licensee, is controlled by Licensee, or is under common control with Licensee ("control" for these purposes being defined as the actual, present capacity to elect a majority of the directors of such affiliate, or if not, the capacity to elect the members that control fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors) provided, however, that in any country where the local law shall not permit foreign equity participation of a majority, then an "Affiliate" shall include any company in which Licensee shall own or control, directly or indirectly, the maximum percentage of such outstanding stock or voting rights permitted by local law. Each reference to Licensee herein shall be meant to include its Affiliates.

         1.7 "Joint Venture" means any separate entity established pursuant to an agreement between a third party and Licensee to constitute a vehicle for a joint venture, in which the separate entity manufactures, uses, purchases, sells, or acquires Patent Products from Licensee. Each reference to Licensee herein shall be meant to include its Joint Venture(s).

                        2. LIFE OF PARENT EXCLUSIVE GRANT

         2.1 Subject to the limitations set forth in this Agreement and subject to the licenses granted to the U.S. Government as set forth in the Recitals above, The Regents hereby grants to Licensee exclusive licenses under The Regents' Patent Rights to make,

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

have made, use, and sell Patent Products and to practice the Patent Method in the Field of Use.

         2.2 The licenses granted hereunder shall be subject to the overriding obligations to the U.S. Government including those set forth in 35 U.S.C. SS.SS.200-212 and applicable governmental implementing regulations.

         2.3 The licenses granted hereunder shall be limited to methods, products, and services that are within the Field of Use. For other methods, products, and services, Licensee has no license hereunder.

         2.4 The manufacture of Patent Products and the practice of the Patent Method shall be subject to applicable government importation laws and regulations of a particular country on Patent Products made outside said particular country in which such Patent Products are used or sold.

         2.5      The Regents grants to Licensee no right to issue sublicenses.

         2.6 Because this Agreement grants the exclusive right to use or sell the Patent Products in the United States, Licensee agrees that any Patent Products embodying the Invention or produced through the use thereof will be manufactured substantially in the United States.

         2.7 Nothing in this Agreement shall be deemed to limit The Regents' right to publish any and all technical data resulting from any research performed by The Regents relating to the Invention and to make and use the Invention, Patent Product(s), Patent Method(s) and associated technology solely for educational and research purposes and for purposes not covered by this Agreement.


*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                              3. LICENSE ISSUE FEE

         3.1 As consideration for all the rights and licenses granted to Licensee, Licensee shall pay to The Regents a license issue fee of [CONFIDENTIAL TREATMENT REQUESTED]*; Licensee shall donate to the Beckman Laser Institute at Irvine, California, [CONFIDENTIAL TREATMENT REQUESTED]*. Licensee shall deliver the [CONFIDENTIAL TREATMENT REQUESTED]* to The Regents together with two executed originals of this Agreement. Licensee shall deliver the [CONFIDENTIAL TREATMENT REQUESTED]*, to the Beckman Laser Institute on or before June 1, 1995.

         3.2 Licensee shall use its best efforts to replace the [CONFIDENTIAL TREATMENT REQUESTED]*, referenced in Paragraph 3.1 above with a new [CONFIDENTIAL TREATMENT REQUESTED]*, as soon as such a laser becomes available.

         3.3 Licensee shall also pay to The Regents a license maintenance fee of [CONFIDENTIAL TREATMENT REQUESTED]* beginning on the one-year anniversary date of the effective date of this Agreement and continuing annually on each anniversary date of the effective date of this Agreement. The license maintenance fee shall not be due and payable on any anniversary date of the effective date of this Agreement if on said date Licensee is commercially selling Product and paying an earned royalty to The Regents on the sales of that Product.

         3.4 The fees set forth in Paragraphs 3.1 and 3.2 above are non-refundable, non-creditable, and not an advance against royalties.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                  4. ROYALTIES

         4.1 As further consideration for all the rights and licenses granted to Licensee, Licensee shall also pay to The Regents an earned royalty at the rate of [CONFIDENTIAL TREATMENT REQUESTED]* based on the Net Sales of Patent Products.

         4.2 Paragraphs 1.1, 1.2, and 1.3 define Regents' Patent Rights, Patent Product and Patent Method so that royalties shall be payable on products and methods covered by both pending patent applications and issued patents. Earned royalties shall accrue in each country for the duration of Regents' Patent Rights in that country and shall be payable to The Regents when Patent Products are invoiced, or if not invoiced, when delivered to a third party or to itself, an Affiliate, Joint Venture, or sublicensee in the case where such delivery of the Patent Products to Licensee, an Affiliate, Joint Venture, or sublicensee is intended for end use.

         4.3 Royalties accruing to The Regents shall be paid to The Regents quarterly on or before the following dates of each calendar year:

                  February 28 for the calendar quarter ending December 31 May 31 for the calendar quarter ending March 31
                  August 31 for the calendar quarter ending June 30 November 30 for the calendar quarter ending September 30

Each such payment will be for royalties which accrued up to Licensee's most recently completed calendar quarter.

         4.4 Beginning in the year 1996, Licensee shall pay to The Regents a minimum annual royalty as set forth below:

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                     1996 --[CONFIDENTIAL TREATMENT REQUESTED]*
                     1997 --[CONFIDENTIAL TREATMENT REQUESTED]*
                     1998 --[CONFIDENTIAL TREATMENT REQUESTED]*

In each succeeding calendar year after the year 1998, Licensee shall pay a minimum annual royalty of [CONFIDENTIAL TREATMENT REQUESTED]* and thereafter for the life of this Agreement. This minimum annual royalty shall be paid to The Regents by February 28 of each year and shall be credited against the earned royalty due and owing for the calendar year in which the minimum payment was made.

         4.5 If Licensee fails to pay the minimum annual royalties according to the schedule set forth in Paragraph 4.4, then The Regents may give written notice of such default (Notice of Default) to Licensee. If Licensee should fail to repair such default within sixty (60) days of the date of such notice takes effect, The Regents shall have the right to terminate this Agreement and the licenses herein by a second written notice (Notice of Termination) to Licensee. If a Notice of Termination is sent to Licensee, this Agreement shall automatically terminate on the date such notice takes effect.

         4.6 All monies due The Regents shall be payable in United States funds collectible at par in San Francisco, California. When Patent Products are sold for monies other than United States dollars, the earned royalties will first be determined in the foreign currency of the country in which such Patent Products were sold and then converted into equivalent United States funds. The exchange rate will be that rate quoted in the Wall Street Journal on the last business day of the reporting period.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         4.7 Earned royalties paid to The Regents on sales of Patent Products occurring in any country outside the United States shall not be reduced by any taxes, fees, or other charges imposed by the government of such country, except as provided by Paragraph 1.5 of this Agreement. Licensee shall also be responsible for all bank transfer charges.

         4.8 Notwithstanding the provisions of Article 25 (FORCE MAJEURE), if at any time legal restrictions prevent prompt remittance of part or all royalties owed to The Regents by Licensee with respect to any country where a Patent Product is sold or distributed, Licensee shall convert the amount owed to The Regents into United States funds and shall pay The Regents directly from another source of funds for the amount impounded.

         4.9 In the event that any patent or any claim thereof included within the Regents' Patent Rights shall be hold invalid in a final decision by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, all obligation to pay royalties based on such patent or claim or any claim patentability indistinct therefrom shall cease as of the date of such final decision. Licensee shall not, however, be relieved from paying any royalties that accrued before such decision or that are based on another patent or claim that has not expired or that is not involved in such decision.

         4.10 No royalties shall be collected or paid hereunder to The Regents on Patent Products sold to the account of the U.S. Government. Licensee and its sublicensee shall reduce the amount charged for Patent Products distributed to the United States Government by an amount equal to the royalty for such Patent Products otherwise due The Regents as provided herein.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                5. DUE DILIGENCE

         5.1 Licensee, upon execution of this Agreement, shall diligently proceed with the development, manufacture and sale of Patent Products and [CONFIDENTIAL TREATMENT REQUESTED]* after execution of this Agreement and [CONFIDENTIAL TREATMENT REQUESTED]* to meet the [CONFIDENTIAL TREATMENT REQUESTED]*.

         5.2 Licensee shall be entitled to exercise prudent and reasonable business judgment in the manner in which it meets its due diligence obligations hereunder. In no case, however, shall Licensee be relieved of its obligations to meet the due diligence provisions of this Article 5 (DUE DILIGENCE).

         5.3 Licensee shall endeavor to obtain all necessary governmental approvals in each country for the manufacture, use and sale of Patent Products.

         5.4      If Licensee is unable to perform any of the following:

                  (5.4a) spend an aggregate of not less, than [CONFIDENTIAL TREATMENT REQUESTED]* for the development of Patent Products [CONFIDENTIAL TREATMENT REQUESTED]* of this Agreement;

                  (5.4b) submit a 510(k) Premarket Approval Application or its equivalent covering a Patent Product to the United States Food and Drug Administration [CONFIDENTIAL TREATMENT REQUESTED]* the effective date of this Agreement;

                  (5.4c) market such Patent Product in the United States [CONFIDENTIAL TREATMENT REQUESTED]* after approval to market such Patent Product is issued by the United States Food and Drug Administration; and

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                  (5.4d) [CONFIDENTIAL TREATMENT REQUESTED]* for Patent Products [CONFIDENTIAL TREATMENT REQUESTED]* at any time during the exclusive period of this Agreement:

then The Regents shall have the right and option to terminate this Agreement or reduce Licensee's exclusive licenses to non-exclusive licenses in accordance with Paragraph 5.6 hereof. The exercise of this right and option by The Regents supersedes the rights granted in Article 2 (LIFE OF PATENT EXCLUSIVE GRANT).

         5.5 To exercise either the right to terminate this Agreement or reduce Licensee's exclusive licenses to non-exclusive licenses for lack of diligence required in this Article 5 (DUE DILIGENCE), The Regents must give Licensee written notice of the deficiency. Licensee thereafter [CONFIDENTIAL TREATMENT REQUESTED]* to cure the deficiency. If The Regents has not received written tangible evidence that the deficiency has been cured by the end of [CONFIDENTIAL TREATMENT REQUESTED]*, then The Regents may, at its option, terminate this Agreement or reduce Licensee's exclusive licenses to non-exclusive licenses by giving written notice to Licensee. These notices shall be subject to Article 18 (NOTICES).

                         6. PROGRESS AND ROYALTY REPORTS

         6.1 Beginning February 28, 1995, and semi-annually thereafter, Licensee shall submit to The Regents a progress report covering Licensee's activities related to the development and testing of all Patent Products and the obtaining of the governmental approvals necessary for marketing. These progress reports shall be provided to The Regents to cover the progress of the research and development of the Patent Products until their first commercial sale in the United States.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         6.2 The progress reports submitted under Paragraph 6.1 shall include, but not be limited to, the following topics so that The Regents may be able to determine the progress of the development of Patent Products and may also be able to determine whether or not Licensee has met its diligence obligations set forth in Article 5 (DUE DILIGENCE) above:

         -        summary of work completed
         -        key scientific discoveries
         -        summary of work in progress
         -        current schedule of anticipated events or milestones
         -        market plans for introduction of Patent Products,
         - a summary of resources (dollar value) spent in the reporting period, and
         -        activities of sublicenses, if any.


         6.3 Licensee also agrees to report to The Regents in its immediately subsequent progress and royalty report the date of first commercial sale of a Patent Product(s) in each country.

         6.4 After the first commercial sale of a Patent Product, Licensee will provide The Regents with quarterly royalty reports to The Regents on or before each February 28, May 31, August 31 and November 30 of each year. Each such royalty report will cover Licensee's most recently completed calendar quarter (October through December, January through March, April through June, and July through September) and will show:

                  (6.4a) the gross sales and Net Sales of Patent Products sold by Licensee and reported to Licensee as sold by its sublicenses during the most recently completed calendar quarter;

                  (6.4b) the number of Patent Products sold or distributed by Licensee and reported to Licensee as sold or distributed by its sublicensees;

                  (6.4c) the royalties, in U.S. dollars, payable hereunder with respect to Net Sales; and

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                  (6.4d) the exchange rates used , if any.

         6.5 If no sales of Patent Products have been made during any reporting period after the first commercial sale of a Patent Product, then a statement to this effect is required.

         6.6 The Regents shall provide Drs. J. Stuart Nelson, Thomas E. Milner, and/or Lars 0. Svaasand with a copy of each progress report submitted by Licensee. Prior to exercising its right to terminate this Agreement and the licenses herein pursuant to Article 9, The Regents shall consult with the aforementioned Drs. Nelson, Milner, and/or Svaasand.

                              7. BOOKS AND RECORDS

         7.1 Licensee shall keep books and records accurately showing all Patent Products manufactured, used, and/or sold under the terms of this Agreement. Such books and records shall be preserved for [CONFIDENTIAL TREATMENT REQUESTED]* from the date of the royalty payment to which they pertain and shall be open to inspection by representatives or agents of The Regents at reasonable times.

         7.2 The fees and expenses of The Regents' representatives performing such an examination shall be borne by The Regents. However, if an error in royalties of more than [CONFIDENTIAL TREATMENT REQUESTED]* of the total royalties due for any year is discovered, then the fees and expenses of these representatives shall be borne by Licensee.

                            8. LIFE OF THE AGREEMENT

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         8.1 Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement shall be in force from the effective date recited on page one and shall remain in effect for the life of the last-to-expire patent licensed under this Agreement, or until the last patent application licensed under this Agreement is abandoned.

         8.2 Any termination of this Agreement shall not affect the rights and obligations set forth in the following Articles:

                  Article 7                 Books and Records
                  Article 11                Disposition of Patent Products on
                                            Hand Upon Termination
                  Article 12                Use of Names and Trademarks
                  Paragraph 14.6            Patent Prosecution and Maintenance
                  Article 17                Indemnification
                  Article 22                Failure to Perform
                  Article 25                Confidentiality


                          9. TERMINATION BY THE REGENTS

         9.1 If Licensee should violate or fail to perform any term or covenant of this Agreement, then The Regents, may give written notice of such default (Notice of Default) to Licensee. If Licenses should fall to repair such default within [CONFIDENTIAL TREATMENT REQUESTED]* of the date of such notice takes effect, The Regents shall have the right to terminate this Agreement and the licenses herein by a second written notice (Notice of Termination) to Licensee. If a Notice of Termination is sent to Licensee, this Agreement shall automatically terminate on the date such notice takes effect. Such termination shall not relieve Licensee of its obligation to pay any royalty or license fees

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

owing at the time of such termination and shall not impair any accrued right of The Regents. These notices shall be subject to Article 18 (NOTICES).

                           10. TERMINATION BY LICENSEE

         10.1 Licensee shall have the right at any time to terminate this Agreement in whole or as to any portion of Regents' Patent Rights by giving notice in writing to The Regents. Such Notice of Termination shall be subject to
Article 18 (NOTICES) and termination of this Agreement shall be effective [CONFIDENTIAL TREATMENT REQUESTED]* from the effective date of such notice.

         10.2 Any termination pursuant to the above paragraph shall not relieve Licensee of any obligation or liability accrued hereunder prior to such termination or rescind anything done by Licensee or any payments made to The Regents hereunder prior to the time such termination becomes effective, and such termination shall not affect in any manner any rights of The Regents arising under this Agreement prior to such termination.

           11. DISPOSITION OF PATENT PRODUCTS ON HAND UPON TERMINATION

         11.1 Upon termination of this Agreement, Licensee shall have the privilege of disposing of all previously made or partially made Patent Products, but no more, within a period of [CONFIDENTIAL TREATMENT REQUESTED]*, provided, however, that the sale of such Patent Products shall be subject to the terms of this Agreement including, but not limited to the payment of royalties on the Net Sales of Patent Products at the rates and at the times provided herein and the rendering of reports in connection therewith.

                         12. USE OF NAMES AND TRADEMARKS

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         12.1 Nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto by the other (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by Licensee of the name, "The Regents of the University of California" or the name of any campus of the University of California is expressly prohibited.

         12.2 It is understood that The Regents shall be free to release to the inventors and senior administrative officials employed by The Regents the terms and conditions of this Agreement upon their request. If such release is made, The Regents shall request that such terms and conditions not be disclosed to others. It is further understood that should a third party inquire whether a license to Regents' Patent Rights is available, The Regents may disclose the existence of this Agreement and the Extent of the grant in Article 2 to such third party, but shall not disclose the name of Licensee, except where The Regents is required to release such information under either the California Public Records Act or other applicable law.

                              13. LIMITED WARRANTY

         13.1 The Regents warrants to Licensee that it has the lawful right to grant this license.

         13.2 This license and the associated Invention are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESSED OR IMPLIED. THE REGENTS MAKES NO REPRESENTATION OR WARRANTY THAT THE PATENT

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

PRODUCTS OR PATENT METHOD WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY
RIGHT.

         13.3 IN NO EVENT WILL THE REGENTS BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM EXERCISE OF THIS LICENSE OR THE USE OF THE INVENTION, PATENT METHOD, OR PATENT PRODUCTS.

         13.4 Nothing in this Agreement shall be construed as:

                  (13.4a) a warranty or representation by The Regents as to the validity, enforceability, or scope of any Regents' Patent Rights; or

                  (13.4b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties; or

                  (13.4c) an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in
                                    Article 17; or

                  (13.4d) conferring by implication, estoppel or otherwise any license or rights under any patents of The Regents other than Regents' Patent Rights as defined herein, regardless of whether such patents are dominant or subordinate to Regent's Patent Rights; or

                  (13.4e) an obligation to furnish any know-how not provided in Regents' Patent Rights.

                     14. PATENT PROSECUTION AND MAINTENANCE

         14.1 The Regents shall diligently prosecute and maintain the United States and foreign patents comprising Regents' Patent Rights using counsel of its choice. The Regents shall promptly provide Licensee with copies of all relevant documentation so that

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee may be currently and promptly informed and apprised of the continuing prosecution, and may comment upon such documentation sufficiently in advance of any initial deadline for filing a response, provided, however, that if Licensee has not commented upon such documentation prior to the initial deadline for filing a response with the relevant government patent office or The Regents must act to preserve Regent's Patent Rights, The Regents shall be free to respond appropriately without consideration of Licensee's comments, if any. Both parties hereto agree to keep this documentation in confidence in accordance with the provisions of Article 26 (CONFIDENTIALITY) herein, The Regents' counsel Will take instructions only from The Regents.

         14.2 The Regents shall use all reasonable efforts to amend any patent application to include claims requested by Licensee and required to protect the Patent Products contemplated to be sold or Patent Method to be practiced under this Agreement.

         14.3 The Regents and Licensee shall cooperate in applying for an extension of the term of any patent included within Regents' Patent Rights, If appropriate, under the Drug Price Competition and Patent Term Restoration Act of 1984, Licensee shall prepare all such documents, and The Regents agrees to execute such documents and to take such additional action as Licensee may reasonably request in connection therewith.

         14.4 The Regents shall, at the request of Licensee, file, prosecute and maintain patent applications and patents covered by Regents' Patent Rights in foreign countries if available. Licensee must notify The Regents within seven
(7) months of the filing of the corresponding United States application of its decision to request The Regents to file foreign counterpart patent applications. This notice concerning foreign filing shall be in

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

writing and must identify the countries desired. The absence of such a notice from Licensee to The Regents within the seven (7) month period shall be considered an election by Licensee not to request The Regents to secure foreign patent rights on behalf of Licensee. The Regents shall have the right to file patent applications at its own expense in any country Licensee has not included in its list of desired countries, and such applications and resultant patents, if any, shall not be included in the licenses granted under this Agreement.

         14.5 All past, present and future costs of preparing, filing, prosecuting and maintaining all United States and foreign patent applications and all costs and fees relating to the preparation and filing of patents covered by Regents' Patent Rights in Paragraph 1.1 shall be borne by Licensee. This includes patent preparation and prosecution costs for this Invention incurred by The Regents prior to the execution of this Agreement; such costs will be due upon execution of this Agreement; and shall be payable at the time that the Licensee Issue Fee is payable. The costs of all interferences and oppositions shall be considered prosecution expenses and also shall be borne by Licensee. Licensee shall reimburse The Regents for all assessed costs and charges within [CONFIDENTIAL TREATMENT REQUESTED]* following receipt of a proper itemized invoice from The Regents for same. The costs and charges assessed to Licensee pursuant to this paragraph shall not exceed [CONFIDENTIAL TREATMENT REQUESTED]* per patent application.

         14.6 Licensee's obligation to underwrite and to pay patent filing costs and related costs, prosecution and maintenance costs shall continue until three
(3) months after receipt

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

by either party of a Notice of Termination. But Licensee may with respect to any particular patent application or patent terminate its obligations with the patent application or patent in any or all designated countries upon three (3) months written notice to The Regents. The Regents will use its best efforts to curtail the associated patent costs after such a notice is received from Licensee. The Regents may continue prosecution and/or maintenance of such application(s) or patent(s) at its sole discretion and expense, provided, however, that Licensee shall have no further right or licenses thereunder.

         14.7 Licensee shall have a continuing responsibility to keep The Regents informed of its large/small entity status (as defined by the United States Patent and Trademark Office) of itself and its sublicensees.

                               15. PATENT MARKING

         15.1 Licensee shall mark all Patent Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

         15.2 Licensee furthermore shall conspicuously place on all Patent Products made, used, or sold under the terms of this Agreement and in the manual for such Patent Products the following statement: "The skin cooling apparatus of this device is licensed for use in dermatology and plastic surgery procedures which do not involve the shrinking or removal of collagen."

                             16. PATENT INFRINGEMENT

         16.1 In the event that Licensee shall learn of the substantial infringement of any patent licensed under this Agreement, Licensee shall call The Regents' attention thereto in

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

writing and shall provide The Regents with reasonable evidence of such infringement. Both parties to this Agreement agree that during the period and in a jurisdiction where Licensee has exclusive rights under this Agreement, neither will notify a third party of the infringement of any of Regents' Patent Rights without first obtaining consent of the other party, which consent shall not be unreasonably denied. Both parties shall use their best efforts in cooperation with each other to terminate such infringement without litigation.

         16.2 Licensee may request that The Regents take legal action against the infringement of Regents' Patent Rights. Such request shall be made in writing and shall include reasonable evidence of such infringement and damages to Licensee. If the infringing activity has not been abated within [CONFIDENTIAL TREATMENT REQUESTED]* following the effective date of such request, The Regents shall have the right to elect to:

                  (16.2a)           commence suit on its own account; or
                  (16.2b)           refuse to participate in such suit,

and The Regents shall give notice of its election in writing to Licensee by the end of the [CONFIDENTIAL TREATMENT REQUESTED]* after receiving notice of such request from Licensee. Licensee may thereafter bring suit for patent infringement if and only if The Regents elects not to commence suit and if the infringement occurred during the period and in a jurisdiction where Licensee had exclusive rights under this Agreement. However, in the event Licensee elects to bring suit in accordance with this paragraph, The Regents may thereafter join such suit at its own expense. In the event The Regents elect to join such suit, The Regents shall pay [CONFIDENTIAL TREATMENT

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

REQUESTED]* of the past costs incurred by Licensee in conjunction with the infringement suit.

         16.3 Such legal action as is decided upon shall be at the expense of the party on account of whom suit is brought and all recoveries recovered thereby shall belong to such party, provided, however, that legal action brought jointly by The Regents and Licensee and fully participated in by both shall be at the joint expense of the parties and all recoveries shall be allocated in the following order: (i) to each party reimbursement in equal amounts of costs and fees of outside attorneys and other related expenses to the extent each party paid for such costs, fees, and expenses until all such costs, fees, and expenses are consumed for each party; and (ii) any remaining amount shared jointly by them in proportion to the share of expense paid by each party.

         16.4 Each party agrees to cooperate with the other in litigation proceedings instituted hereunder, but at the expense of the party on account of whom suit is brought. Such litigation shall be controlled by the party bringing the suit, except that The Regents may be represented by counsel of its choice in any suit brought by Licensee.

                               17. INDEMNIFICATION

         17.1 Licensee agrees to (and requires its sublicensees to) indemnify, hold harmless and defend The Regents, its officers, employees, and agents; the sponsors of the research that led to the Invention; the inventors of any Invention covered by patents or patent applications in Regents' Patent Rights (including the Patent Products and Patent Method contemplated thereunder) and their employers against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

license or any sublicense. This indemnification will include, but will not be limited to, any product liability.

         17.2 Licensee, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance as follows (or an equivalent program of self insurance)
                  Comprehensive or Commercial Form General Liability Insurance (contractual liability included) with limits as follows:

                   (a)   Each Occurrence                [CONFIDENTIAL TREATMENT
                                                        REQUESTED]*

                   (b)   Products/Completed
                         Operations Aggregate           [CONFIDENTIAL TREATMENT
                                                        REQUESTED]*

                   (c)   Personal and Advertising
                         Injury                         [CONFIDENTIAL TREATMENT
                                                        REQUESTED]*

                   (d)   General Aggregate
                         (commercial form only)         [CONFIDENTIAL TREATMENT
                                                        REQUESTED]*

         It should be expressly understood, however, that the coverages and limits referred to under the above shall not in any way limit the liability of Licensee. Licensee shall furnish The Regents with certificates of insurance evidencing compliance with all requirements. Such certificates shall:

         (a) Provide for thirty (30) day advance written notice to The Regents of any modification.

         (b) Indicate that The Regents has been endorsed as an additional insured under the coverages referred to under the above.

         (c) Include a provision that the coverages will be primary and will not participate with nor will be excess over any valid and collectable insurance or program of self-insurance carried or maintained by The Regents.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         17.3 The Regents shall promptly notify Licensee in writing of any claim or suit brought against The Regents in respect of which The Regents intends to invoke the provisions of this Article 17 (INDEMNIFICATION). Licensee will keep The Regents informed on a current basis of its defense of any claims pursuant to this Article 17 (INDEMNIFICATION).

                                   18. NOTICES

         18.1 Any notice or payment required to be given to either party shall be deemed to have been properly given and to be effective (a) an the date of delivery if delivered in person or (b) five (5) days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to such other address as it shall designate by written notice given to the other party.

   In the case of Licensee:       Candela Laser Corporation
                                  530 Boston Post Road
                                  Wayland, MA 01778-1886
                                  Attention:  Mr. Gerard E. Puorro

   In the case of The Regents     THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
                                  1320 Harbor Bay Parkway, Suite 150
                                  Alameda, California 94502
                                  Attention:   DIRECTOR; Office of Technology

                                  Transfer
                                  Referring to: U.C Case No. 93-364-1


                                19. ASSIGNABILITY

         19.1 This Agreement is binding upon and shall inure to the benefit of The Regents, its successors and assigns, but shall be personal to Licensee and assignable by

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee only with the written consent of The Regents, which consent shall not be unreasonably withheld.

                                20. LATE PAYMENTS

         20.1 In the event royalty payments or fees or patent prosecution costs are not received by The Regents when due, Licensee shall pay to The Regents interest charges at a rate of [CONFIDENTIAL TREATMENT REQUESTED]* simple interest per annum. Such interest shall be calculated from the date payment was due until actually received by The Regents. Acceptance by The Regents of any late payment interest from Licensee under this Paragraph 20.1 shall in no way affect the provision of Article 21 (WAIVER) herein.

                                   21. WAIVER

         21.1 It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

                             22. FAILURE TO PERFORM

         22.1 In the event of a failure of performance due under the terms of this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorney's fees in addition to costs and necessary disbursements.

                 23. FOREIGN GOVERNMENT APPROVAL OR REGISTRATION

         23.1 If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, Licensee shall

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

assume all legal obligations to do so and the costs in connection therewith will be assumed by Licensee.

                             24. EXPORT CONTROL LAWS

         24.1 Licensee shall observe all applicable United States and foreign laws with respect to the transfer of Patent Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.

                                25. FORCE MAJEURE

         25.1 The parties to this Agreement shall be excused from any performance required hereunder if such performance is rendered impossible or unfeasible due to any acts of God, catastrophes or other minor events beyond their reasonable control, including, without limitation, war, riot, and insurrection laws, proclamations, edicts, ordinances or regulations; strikes, lock-outs or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the parties' respective obligations hereunder shall resume.

                               26. CONFIDENTIALITY

         26.1 Licensee and The Regents respectively shall treat and maintain the other party's proprietary business, patent prosecution, software, engineering drawings, process and technical information, and other proprietary information (hereinafter referred to as "Proprietary Information") in confidence using at least the same degree of care as that party uses to protect its own proprietary information of a like nature for a period from the date of disclosure until five
(5) years after the date of termination of this Agreement,

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

provided that all Proprietary Information shall be labeled or marked confidential or as otherwise similarly appropriate by the disclosing party, or if the Proprietary Information is orally disclosed, it shall be reduced to writing or some other physically tangible form, marked and labeled as set forth above by the disclosing party and delivered to the receiving party within thirty
(30) days of the oral disclosure as a record of the disclosure and the confidential nature thereof. Notwithstanding the foregoing, Licensee and, the Regents may use and disclose Proprietary Information to its employees, agents, consultants, contractors, and sublicensees, or as is deemed necessary by Licensee or The Regents to market and sell Patent Products, and for any purpose set forth or relating to this Agreement, provided that any such parties are bound by a like duty of confidentiality.

         (26.1a) Nothing contained herein shall in any way restrict or impair the right of Licensee or The Regents to use, disclose or otherwise deal with any Proprietary
                           Information:

                           (i) that recipient can demonstrate by written records was previously known to it; or

                           (ii) that is now, or becomes, in the future, public knowledge other than through acts or omissions of recipient; or

                           (iii)    that is lawfully obtained without
                                    restrictions by recipient from sources
                                    independent of the disclosing party; or

                           (iv) that is required to be disclosed to a governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency; or

                           (v) that is furnished to a third party by the recipient with similar confidentiality restrictions imposed on such third party, as evidenced in writing; or

                           (vi) that The Regents is required to disclose pursuant to the California Public Records Act or other applicable law.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         26.2 Upon termination of this Agreement, Licensee and The Regents agree to destroy or return to the disclosing party Proprietary Information received from the other in its possession within fifteen (15) days following the effective date of termination. Licensee and The Regents agree to provide each other, within thirty (30) days following termination, with a written notice that Proprietary Information has been returned or destroyed. Each party may, however, retain one copy of Proprietary Information for archival purposes in non-working files.

                                27. MISCELLANEOUS

         27.1 The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         27.2 This Agreement will not be binding upon the parties until it has been signed below on behalf of each party, in which event, it shall be effective as of the date recited on page one.

         27.3 No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed on behalf of each party.

         27.4 This Agreement embodies the entire understanding of the parties and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. The Non-Disclosure Agreement specified in the Recitals in this Agreement is hereby terminated. The Letter of Intent specified in the Recitals in this Agreement is hereby terminated.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         27.5 In case any of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

         IN WITNESS WHEREOF, both The Regents and Licensee have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.

CANDELA LASER CORPORATION:                     THE REGENTS OF THE
                                               UNIVERSITY OF CALIFORNIA:


By:                                            By:
   -------------------------------                ------------------------------
                  (signature)

Name:                                          Name:  Terence A. Feuerborn
     -----------------------------
                  (please print)

Title:                                         Title:  Director, Office of
     -----------------------------
                                               Technology Transfer

Date:                                          Date:
   -------------------------------                ------------------------------

                           Approved as to legal form:

                        --------------------------------
                                 Edwin H. Baker
                           Associate Resident Counsel
                          Office of Technology Transfer
                            University of California

                        Date:
                             --------------------------

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                 AMENDMENT NO. 1
                                       TO
                                LICENSE AGREEMENT



         This Amendment No. 1 (the "Amendment"), dated as of September 30, 1998, (the "Effective Date") is made by and between The Regents of the University of California ("The Regents"), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, CA 94607-5200 and Candela Corporation (the "Licensee"), a Delaware corporation, having a principal place of business at 530 Boston Post Road, Wayland, MA 01778-1886.

         WHEREAS, the parties entered into an Exclusive License Agreement ("Agreement") effective as of December 19, 1994 to provide the Licensee with rights to certain Inventions, defined in The Regents' Patent Rights as set forth therein; and

         WHEREAS, the Licensee and The Regents desire to resolve the lawsuit, Civil Action No. 97-11577, currently pending between them.

         NOW, THEREFORE, the parties for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, agree to amend such Agreement in order to facilitate cooperative licensing of The Regents' Patent Rights to third parties as follows:

         1. By deleting Section 1.3 as currently written and substituting the following:

                  1.3 "Gross Revenue" means all revenue, receipts, and monies or other forms of consideration actually received by The Regents or the Licensee from (1) any third-party Further Licenses granted by The Regents or (2) any third-party sublicenses granted by the Licensee.

         2. By adding Section 1.8:

                  1.8 "Further Licenses" means any licenses under The Regents Patent Rights granted by The Regents to any third-party pursuant to Sections 2.8 and 5.5.

         3 By deleting Section 2.1 as currently written and substituting the following:

                  2.1 Subject to the limitations set forth in this Agreement, and subject to the license granted to the U.S. Government as set forth in the Recitals above, The Regents hereby grants to the Licensee an exclusive license under the Regents' Patent Rights to make, have made, use, sell, offer for sale, and import Patent Products and to practice the Patent Method. However, the exclusive license granted herein is subject to The Regents' right to grant Further Licenses as provided in Sections 2.8 and 5.5.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         4. By deleting Section 2.3 in its entirety.

         5. By deleting Section 2.5 as currently written and substituting the following:

                  2.5 The Regents grants to the Licensee the first right to issue sublicenses to third parties to make, use, sell, offer for sale, and import Patent Products and to practice the Patent Method, subject to the provisions of Sections 2.8, 4.1, and 5.5 of this Agreement. The Licensee shall negotiate in good faith and shall make commercially reasonable efforts to conclude sublicensing agreements with such interested third parties. The Licensee, however, has no obligation to pursue [CONFIDENTIAL TREATMENT REQUESTED]*, due to [CONFIDENTIAL TREATMENT REQUESTED]* between the Licensee and [CONFIDENTIAL TREATMENT REQUESTED]*.

                           The Regents shall direct any third party expressing an interest in obtaining license rights under the Regents' Patent Rights to contact the Licensee. The Regents shall notify the Licensee and the interested party in writing [CONFIDENTIAL TREATMENT REQUESTED]* received by The Regents' licensing professional responsible for administration of the Agreement. The Regents shall provide the name and contact person of such a third party in the written notice to the Licensee with that third party's permission, and the Licensee hereby gives The Regents permission to inform such third party of the Licensee's name. Except with the Licensee's prior written consent, The Regents shall [CONFIDENTIAL TREATMENT REQUESTED]* regarding licensing or Further Licensing the Patent Product with such third party [CONFIDENTIAL TREATMENT REQUESTED]* of the inquiry to the Licensee by The Regents. The Licensee shall notify The Regents in writing [CONFIDENTIAL TREATMENT REQUESTED]* the Licensee receives that were not referred to the Licensee by The Regents.

         6. By inserting Section 2.8 as follows:

         Any sublicense executed by the Licensee or Further License executed by The Regents for The Regents' Patent Rights shall contain at least the following: (1) a [CONFIDENTIAL TREATMENT REQUESTED]* of not less than [CONFIDENTIAL TREATMENT REQUESTED]*; (2) a [CONFIDENTIAL TREATMENT REQUESTED]* of at least [CONFIDENTIAL TREATMENT REQUESTED]* and (3) a [CONFIDENTIAL TREATMENT REQUESTED]* of at least [CONFIDENTIAL TREATMENT REQUESTED]*.

         To the extent applicable, such sublicense or Further License shall include all of the rights of, and obligations due to, The Regents (and, if applicable, the United States government) that are contained in this Agreement, including but not limited to the following: (1) the third party shall provide progress and royalty reports The

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         Regents and the Licensee (Article 6); (2) the third party shall accurately maintain books and records, which The Regents and the Licensee shall retain the right to inspect (Article 7); (3) the third party shall comply with all applicable patent marking laws, In addition, the third party shall insure its activities and agree to indemnify The Regents and the Licensee (Article 17).

         7. By deleting the following from Section 3.1:

                  A) Lines 4-6: ; and the Licensee [CONFIDENTIAL TREATMENT REQUESTED]* under this Agreement.

         8. By deleting Section 3.2 as currently written and substituting the following:

                  The Licensee shall provide title to the [CONFIDENTIAL TREATMENT REQUESTED]*, previously delivered to the Beckman Laser Institute and, [CONFIDENTIAL TREATMENT REQUESTED]* from the Effective Date of this Amendment, shall deliver and install a [CONFIDENTIAL TREATMENT REQUEST]* designed for use as an attachment to the [CONFIDENTIAL TREATMENT REQUESTED]*. As further consideration, [CONFIDENTIAL TREATMENT REQUESTED]* from the Effective Date of this Amendment, the Licensee shall deliver possession of, and title to, a [CONFIDENTIAL TREATMENT REQUESTED]* with an installed [CONFIDENTIAL TREATMENT REQUESTED]* to the Beckman Laser Institute. The Regents agree that Beckman Laser Institute shall [CONFIDENTIAL TREATMENT REQUESTED]* for the [CONFIDENTIAL TREATMENT REQUESTED]* and the [CONFIDENTIAL TREATMENT REQUESTED]*, and shall [CONFIDENTIAL TREATMENT REQUESTED]* for the [CONFIDENTIAL TREATMENT REQUESTED]* from the License, for a duration agreed upon between Candela and the Beckman Laser Institute. The Regents agree that Beckman Laser Institute shall be responsible for maintenance of the [CONFIDENTIAL TREATMENT REQUESTED]* beyond the Licensee's one-year warranty. The pricing of the [CONFIDENTIAL TREATMENT REQUESTED]* shall be deemed to have the monetary value that the Licensee provides its most favored customers. In addition, The Regents agree that the Beckman Laser Institute shall dedicate the Licensee to the highest level of [CONFIDENTIAL TREATMENT REQUESTED]* for a [CONFIDENTIAL TREATMENT REQUESTED]*.

         9. By adding the following sentence at the end of Section 4.1:

                  In addition, The Regents shall receive [CONFIDENTIAL TREATMENT REQUESTED]* of Gross Revenue actually remitted as a result of the Licensee's sublicensing of The Regents' Patent Rights, and the Licensee shall receive [CONFIDENTIAL TREATMENT REQUESTED]* of Gross Revenue actually

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         remitted as a result of The Regents' Further Licensing of The Regents' Patent Rights. In cases where the Licensee sublicenses The Regents' Patent Rights, each sublicensee shall make all sublicensing royalty payments directly to the Licensee on a quarterly basis. The Licensee shall then, [CONFIDENTIAL TREATMENT REQUESTED]*, remit the appropriate payment to The Regents. In such cases, the Licensee shall not be held responsible or accountable for any sublicensee's failure to make royalty payments. In cases where The Regents Further Licenses its Patent Rights, each Further Licensee shall make all royalty payments to The Regents on a quarterly basis. The Regents shall then, [CONFIDENTIAL TREATMENT REQUESTED]*, remit the appropriate payment to the Licensee. In such cases, The Regents shall not be responsible or accountable for any Further Licensee's failure to make royalty payments.

                  Notwithstanding any provision of the amended Agreement to the contrary, as consideration for the [CONFIDENTIAL TREATMENT REQUESTED]*, which the Licensee shall provide to The Regents pursuant to amended
         Section 3.2, the Licensee shall have no payment obligation or liability for [CONFIDENTIAL TREATMENT REQUESTED]* of any royalties [CONFIDENTIAL TREATMENT REQUESTED]* to the Effective Date of this Amendment. Notwithstanding the previous paragraph, with respect to the remaining [CONFIDENTIAL TREATMENT REQUESTED]* of royalties [CONFIDENTIAL TREATMENT REQUESTED]* to the Effective Date of this Amendment, Candela shall pay such royalties from any and all [CONFIDENTIAL TREATMENT REQUESTED]* received by Candela from [CONFIDENTIAL TREATMENT REQUESTED]* have been paid.

         10. By deleting the last sentence of Section 4.5 and substituting the following:

                  Subject to the provisions and restrictions of Section 10A governing dispute resolution, if a Notice of Termination is sent to the Licensee, this agreement shall automatically terminate on the date such notice takes effect.

         11. By adding the following after "Agreement" at the end of Section (5.4d):

                  or [CONFIDENTIAL TREATMENT REQUESTED]* a sublicense agreement to the extent required by Section 5.5;

         12. By replacing Section 5.5 with the following:

                  5.5 If the Licensee is [CONFIDENTIAL TREATMENT REQUESTED]*, as evidenced by written correspondence:

                           (5.5a) within [CONFIDENTIAL TREATMENT REQUESTED]* of receipt of written notice of a [CONFIDENTIAL

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         TREATMENT REQUESTED]* an interest in [CONFIDENTIAL TREATMENT REQUESTED]* to such [CONFIDENTIAL TREATMENT REQUESTED]* on sublicensing Regents' Patent Rights;

                           (5.5b) within [CONFIDENTIAL TREATMENT REQUESTED]* of receipt of written notice of a [CONFIDENTIAL TREATMENT REQUESTED]* an interest in [CONFIDENTIAL TREATMENT REQUESTED]* a term sheet that [CONFIDENTIAL TREATMENT REQUESTED]* of the sublicense (e.g., field-of-use, extent of exclusivity, financial and business terms) to the third party;

                           (5.5c) within [CONFIDENTIAL TREATMENT REQUESTED]* of receipt of written notice of a [CONFIDENTIAL TREATMENT REQUESTED]* an interest in [CONFIDENTIAL TREATMENT REQUESTED]* a [CONFIDENTIAL TREATMENT REQUESTED]* to the third party; and

                           (5.5d) within [CONFIDENTIAL TREATMENT REQUESTED]* of receipt of written notice of a [CONFIDENTIAL TREATMENT REQUESTED]* an interest in [CONFIDENTIAL TREATMENT REQUESTED]* sublicense agreement;

         then the Regents shall have the [CONFIDENTIAL TREATMENT REQUESTED]* a Further License to that party at the minimum terms specified in Paragraph 2.8 by giving written notice to the Licensee that the [CONFIDENTIAL TREATMENT REQUESTED]* to that party has terminated. Prior to The Regents giving notice, the Licensee may submit a written request for an [CONFIDENTIAL TREATMENT REQUESTED]* to The Regents to [CONFIDENTIAL TREATMENT REQUESTED]* 5.5a-d, such [CONFIDENTIAL TREATMENT REQUESTED]* shall not be unreasonably withheld by The Regents.

         13. By inserting Section 5.6 as follows:

                  If the Licensee [CONFIDENTIAL TREATMENT REQUESTED]* to meet the Due Diligence requirements set forth in Section 5.4, The Regents shall have the right to terminate this Agreement or reduce the Licensee's exclusive license to a non-exclusive license. To exercise this right, The Regents shall give the Licensee written notice of the default pursuant to Section 9.1, the Licensee thereafter shall have [CONFIDENTIAL TREATMENT REQUESTED]* to cure the deficiency. If The Regents has received written evidence that the deficiency has been cured before the end of the [CONFIDENTIAL TREATMENT REQUESTED]*, then The Regents shall provide the Licensee with written notice that the deficiency has been cured. If The Regents has not received written

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         evidence that the deficiency has been cured by the end of the [CONFIDENTIAL TREATMENT REQUESTED]*, then the Regents may, subject to the provisions of Section 10A, terminate this Agreement or reduce the Licensee's exclusive license to a non-exclusive license by giving written notice to the Licensee. Such notice shall be subject to
         Section 18 (Notices).

         14. By inserting Section 6.7 as follows:

                  On or before the dates set forth in Section 6.4, the Licensee and The Regents shall each provide the other with a quarterly report stating any royalties that the party has received from the sublicensing/Further Licensing of The Regents' Patent Rights. Each royalty report shall cover the party's most recently completed calendar quarter. This reporting obligation shall commence at the time either party enters into a sublicensing or Further Licensing agreement for The Regents' Patent Rights. Thereafter, if no sublicensing or Further Licensing royalties are received by the Licensee or The Regents, respectively, a statement to this effect is required in lieu of a royalty report.

         15. By adding the following Section after Section 10:

                             10A. DISPUTE RESOLUTION

                  At the written request of either party, any controversy or claim arising out of or relating to this Agreement, excluding Article 12 (Use of Names and Trademarks), Article 13 (Limited Warranty),
         Article 16 (Patent Infringement), and Article 17 (Indemnification), shall be settled by binding arbitration, the hearing of which will be commenced within 90 days of the written request in accordance with the then-current Patent Arbitration Rules of the American Arbitration Association. The parties shall use a single, mutually acceptable arbitrator in any arbitration contemplated under this Section. Arbitration arising out of this amended Agreement shall take place in the state in which the original respondent in any such arbitration has its principal place of business.

         16. By inserting Section 13.5 as follows:

                  Except as otherwise provided in Section 3.2, the Licensee will provide to the Beckman Laser Institute the equipment described in
         Section 3.2 above without warranty of merchantability or fitness for a particular purpose or any other warranty, expressed or implied.

         17. By deleting Section 15.2.

         18. By inserting in Section 18 the following after "Attention: Mr. Gerard E. Puorro":

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                  with a copy to:
                  Testa, Hurwitz & Thibeault, LLP
                  High Street Tower
                  125 High Street
                  Boston, MA  02110
                  Attention:  Scott A. Birnbaum, Esq.

         19. By inserting the following after the last sentence in Section 20.1:

                  In the event that The Regents fails to remit Further Licensing royalty payments to the Licensee when due, The Regents shall pay to the Licensee interest charges at a rate of [CONFIDENTIAL TREATMENT REQUESTED]* simple interest per annum. Such interest shall be calculated from the date payment was due until actually received by the Licensee. Acceptance by the Licensee of any late payment interest from The Regents under this Section shall in no way affect the provision of
         Article 21 (WAIVER) herein.

         20. By inserting the following section after Section 26:

                              26A. NONDISPARAGEMENT

                  The Licensee and the Office of Technology Transfer and UCI's Office of Technology Alliances agree not to unreasonably portray the other party or the other party's products in a negative light and not to make any disparaging, false or misleading statement concerning the other party or the other party's products.

         21. By inserting Section 27.5 as follows:

                  27.5 The Regents hereby designates Associate Director of the Office of Technology Transfer Valentin Fikovsky, or another employee of the same or higher grade, as the individual responsible for conducting all further communications with the Licensee. The Licensee designates its President and Chief Executive Officer, Gerard E. Puorro, as the individual responsible for conducting all further communications with The Regents. Either party may designate additional employees to dispose of routine administrative matters arising under this Agreement.

         22. By inserting Section 27.6 as follows:

                  27.6 Upon execution of this Amendment by The Regents and the Licensee, the parties shall instruct their respective counsel to file promptly with the Court a joint stipulation of dismissal with prejudice in Civil Action No. 97-11577. In addition, the parties release each other from all claims which have been, or could have been, raised in Civil Action No. 97-11577.

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         IN WITNESS WHEREOF, The Regents and the Licensee have executed this Amendment, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year first hereinafter written.


CANDELA LASER CORPORATION                 THE REGENTS OF THE
                                          UNIVERSITY OF CALIFORNIA


By:                                       By:
   -------------------------------           --------------------------------

Name:  Gerard E. Puorro                   Name:  Terence A. Feuerborn

Title:  President and CEO                 Title: Director
                                                 Office of Technology Transfer

Date:                                     Date:
   -------------------------------           --------------------------------


                           Approved as to legal form:

                        --------------------------------
                             E. Martin Simpson, Jr.
                               University Counsel
                          Office of the General Counsel
                            University of California

                        Date:
                              ---------------------------

*[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.